UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 30, 2004
Date of Report (Date of earliest event reported)

NovaDel Pharma Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-23399	22-2407152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25 Minneakoning Road
Flemington, New Jersey 08822
(Address of principal executive offices)

(908) 782-3431
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(c)	A copy of the independent registered public accounting firm letters required by Item 4.02(c) are attached hereto as Exhibits 99.2 and 99.3.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

	99.2	Letter, dated November 2, 2004, from Wiss & Company, LLP to the Securities and Exchange Commission

	99.3	Letter, dated November 1, 2004, from J.H. Cohn LLP to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc.

By: /s/ Gary A. Shangold
Name: Gary A. Shangold, Ph.D.
Title: President and Chief Executive Officer

Date: November 3, 2004

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